                                                                   EXHIBIT 10.1


                               FAXSAV INCORPORATED


                         COMMON STOCK PURCHASE AGREEMENT

                                ----------------


                                  July 22, 1998





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                                TABLE OF CONTENTS

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                                                                                                       Page

1.       Purchase and Sale of Stock....................................................................  1
         1.1      Sale and Issuance of Common Stock....................................................  1
         1.2      Closing..............................................................................  1

2.       Representations and Warranties of the Company.................................................  1
         2.1      Organization, Good Standing and Qualification........................................  1
         2.2      Authorization........................................................................  2
         2.3      Valid Issuance of Common Stock.......................................................  2
         2.4      Governmental Consents................................................................  2
         2.5      Litigation...........................................................................  2
         2.6      Compliance with Other Instruments....................................................  2
         2.7      Financial Statements.................................................................  3
         2.8      SEC Filings..........................................................................  3
         2.9      Other Information....................................................................  3

3.       Representations and Warranties of the Investor................................................  3
         3.1      Authorization........................................................................  4
         3.2      Purchase Entirely for Own Account....................................................  4
         3.3      Disclosure of Information............................................................  4
         3.4      Investment Experience................................................................  4
         3.5      Accredited Investor..................................................................  4
         3.6      Restricted Securities................................................................  5

4.       Conditions of the Investors' Obligations at Closing...........................................  5
         4.1      Closing..............................................................................  5
         4.2      Representations and Warranties.......................................................  5
         4.3      Performance..........................................................................  5
         4.4      Qualifications.......................................................................  5

5.       Conditions of the Company's Obligations at Closing............................................  5
         5.1      Closing..............................................................................  5
         5.2      Representations and Warranties.......................................................  5
         5.3      Payment of Purchase Price............................................................  5
         5.4      Qualifications.......................................................................  6

6.       Registration of Common Stock..................................................................  6
         6.1      Definitions..........................................................................  6
         6.2      Required Registration................................................................  6
         6.3      Obligations of the Company...........................................................  7
         6.4      Furnish Information..................................................................  8

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

                                                                                                       Page


         6.5      Expenses of Registration.............................................................  9
         6.6      Delay of Registration................................................................  9
         6.7      Indemnification......................................................................  9
         6.8      Assignment of Registration Rights.................................................... 11
         6.9      "Lock-Up" Agreement.................................................................. 11
         6.10     "Market Stand-Off" Agreement......................................................... 12

7.       Miscellaneous................................................................................. 12
         7.1      Survival of Warranties............................................................... 12
         7.2      Successors and Assigns............................................................... 13
         7.3      Governing Law........................................................................ 13
         7.4      Counterparts......................................................................... 13
         7.5      Titles and Subtitles................................................................. 13
         7.6      Notices.............................................................................. 13
         7.7      Finder's Fee......................................................................... 13
         7.8      Expenses............................................................................. 13
         7.9      Attorney's Fees...................................................................... 14
         7.10     Amendments and Waivers............................................................... 14
         7.11     Severability......................................................................... 14
         7.12     Entire Agreement..................................................................... 14


SCHEDULE 1   - List of Investors, addresses, number of shares of Common Stock being purchased and purchase price due from each Investor

                         COMMON STOCK PURCHASE AGREEMENT


         THIS STOCK PURCHASE AGREEMENT is made as of the 22nd day of July, 1998, by and between FaxSav Incorporated, a Delaware corporation (the "Company"), and the investors listed on Schedule 1 attached hereto, each of which is herein referred to as an "Investor".

         THE PARTIES HEREBY AGREE AS FOLLOWS:

         1.  Purchase and Sale of Stock.

         1.1 Sale and Issuance of Common Stock. Subject to the terms and conditions of this Agreement, each Investor agrees to purchase at the Closing and the Company agrees to sell and issue to the Investor at the Closing, that number of shares of the Company's common stock, $.01 par value per share ("Common Stock") as is set forth opposite each Investor's named on Schedule 1 attached hereto, at a purchase price of Three Dollars and Fifty Cents ($3.50) per share. The maximum aggregate number of shares of Common Stock sold pursuant to this Agreement shall be Two Million (2,000,000) shares.

         1.2 Closing. The purchase and sale of the Common Stock shall take place at the offices of Brobeck, Phleger & Harrison, LLP, 1633 Broadway, New York, at such time and place as the Company and Investors acquiring in the aggregate a minimum of One Million Five Hundred Thousand (1,500,000) shares of Common Stock sold pursuant hereto mutually agree upon orally or in writing (which time and place are designated as the "Initial Closing"), but any event no later than July 24, 1998. The Company may sell up to the balance of the authorized number of shares of Common Stock not sold at the Initial Closing to such Investors (who need not have purchased shares in the Initial Closing) as it shall select at a purchase price not less than $3.50 per share, at such other time and place as the Company and such Investors shall mutually agree upon orally or in writing (an "Additional Closing", and together with the Initial Closing the "Closing"), provided each Additional Closing shall take place not later than August 3, 1998. At each Closing, the Company shall deliver to each Investor a certificate representing the Common Stock which such Investor is purchasing against either
(i) delivery to the Company by such Investor of a check or (ii) a completed wire transfer, in the amount of the purchase price payable by such Investor, in favor of the Company.

         2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor that:

         2.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

         2.2 Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Company hereunder and the authorization, issuance and delivery of the Common Stock being sold hereunder has been taken or will be taken prior to the Closing, and this Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained herein may be limited by applicable federal or state securities laws.

         2.3 Valid Issuance of Common Stock. The Common Stock which is being purchased by each Investor hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable, and, based in part upon the representations of the Investors in this Agreement, will be issued in compliance with all applicable federal and state securities laws.

         2.4 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for post-Closing filings as may be required under applicable state securities laws.

         2.5 Litigation. Except as previously disclosed by the Company in its periodic reports filed with the U.S. Securities and Exchange Commission (the "SEC") pursuant to the requirements of the Securities Exchange Act of 1934 (the "1934 Act"), as amended, and listed in Section 2.8 hereof, there is no action, suit, proceeding or investigation pending or currently threatened against the Company. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. Except as previously disclosed by the Company in its periodic reports filed with the SEC pursuant to the requirements of the 1934 Act, there is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

         2.6 Compliance with Other Instruments. The Company is not in violation or default of any provisions of its Sixth Amended and Restated Certificate of Incorporation or Bylaws, true and correct and complete copies of which have been furnished to each Investor, or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations or any of its assets or properties.

         2.7 Financial Statements. The Company has delivered to each Investor its audited financial statements (balance sheet and statement of operations, statement of stockholders' equity and statement of cash flows) at December 31, 1997 and for the fiscal year then ended and similar unaudited financial statements at March 31, 1998 and for the three-month period then ended (the "Financial Statements"). The Financial Statements are complete and correct in all material respects and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated and with each other. The Financial Statements accurately set out and describe the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject to normal year-end audit adjustments. Since March 31, 1998, there has occurred no event materially adverse to the Company, its business or prospects.

         2.8 SEC Filings. The Company has delivered to the Investor:

            (a) its Prospectus, dated October 11, 1996;

            (b) its annual report on Form 10-K for the fiscal year ended December 31, 1997;

            (c) its quarterly report on Form 10-Q for the fiscal quarter ended March 31, 1998; and

            (d) its proxy statement to stockholders as filed with the SEC on April 30, 1998.

         As of its filing date, no such report or statement filed by the Company with the SEC contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

         2.9 Other Information. The Company has delivered to the Investor copies of all press releases, reports to stockholders and other documents released to the public since January 1, 1998.

         3. Representations and Warranties of the Investor. Each Investor, severally and not jointly, hereby represents and warrants that:

         3.1 Authorization. This Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms, except; (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

         3.2 Purchase Entirely for Own Account. This Agreement is made with each Investor in reliance upon each Investor's representation to the Company, which by such Investor's execution of this Agreement such Investor hereby confirms, that the Common Stock to be received by such Investor will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, each Investor further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Common Stock. Each Investor represents that it has full power and authority to enter into this Agreement. Notwithstanding the foregoing, Investors may effect: (i) resales or distributions of up to twenty percent (20%) of the Common Stock received by each Investor to accredited investors within the meaning of SEC Rule 501 of Regulation D or (ii) distributions in kind to any beneficial owners of such Investor provided, that all such permitted transfers shall be (x) subject to the restrictions of applicable federal or state securities laws and (y) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement.

         3.3 Disclosure of Information. Each Investor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Common Stock. Each Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Common Stock. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of each Investor to rely thereon.

         3.4 Investment Experience. Each Investor is an investor in securities of companies at an early stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters such that it is capable of evaluating the merits and risks of its investment in the Common Stock. In connection therewith, each Investor understands that the purchase of the shares offered hereby is highly speculative and involves a significant degree of risk, as more fully described in the "Risk Factors" sections included in the Company's periodic reports filed with the SEC pursuant to the requirements of the 1934 Act.

         3.5 Accredited Investor. Each Investor is an "accredited investor" within the meaning of SEC Rule 501 of Regulation D, as presently in effect.

         3.6 Restricted Securities. Each Investor understands that the shares of Common Stock it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may not be resold without registration under the Securities Act of 1933, as amended (the "Act"), except in certain limited circumstances. In this connection, each Investor represents that it is familiar with Rule 144 under the Act ("Rule 144"), as presently in effect, and understands the resale limitations imposed thereby and by the Act.

         4. Conditions of the Investors' Obligations at Closing. The obligations of each Investor under subsection 1.1 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against any Investor who does not consent in writing thereto:

         4.1 Closing. The Closing shall have occurred on or before July 24, 1998.


         4.2 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

         4.3 Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

         4.4 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Common Stock pursuant to this Agreement shall be duly obtained and effective as of the Closing.

         5. Conditions of the Company's Obligations at Closing. The obligations of the Company to each Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by that
Investor:

         5.1 Closing. The Closing shall have occurred on or before July 24, 1998.

         5.2 Representations and Warranties. The representations and warranties of the Investor contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

         5.3 Payment of Purchase Price. The Investor shall have delivered the purchase price specified in Section 1.

         5.4 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Common Stock pursuant to this Agreement shall be duly obtained and effective as of the Closing.

         6. Registration of Common Stock. The Company covenants and agrees as follows:

         6.1 Definitions. For purposes of this Section 6:


            (a) The term "register", "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document;

            (b) The term "Registrable Securities" means (i) the Common Stock issued pursuant to this Agreement; or (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Common Stock, excluding in all cases, however, any Registrable Securities which are sold, assigned, pledged, hypothecated or otherwise disposed of by an Investor in a transaction in which such Investor's rights under this Agreement are not assigned or assignable;

            (c) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities; and

            (d) The term "Holder" means one of the Investors.

         6.2 Required Registration.

            (a) The Company shall, subject to the limitations specified in this Agreement, use its best efforts to file a registration statement on Form S-3 within sixty (60) days from the date hereof covering the registration under the Act of all Registrable Securities then outstanding.

            (b) Notwithstanding the foregoing, if the Company shall furnish to the Holders a certificate signed by the Chief Executive Officer and President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for a registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than thirty (30) days from the delivery of such certificate to the Holders. The following events or circumstances may result in the filing of a registration statement being detrimental to the Company and its shareholders: a pending material acquisition, merger or sale or purchase of assets, pending or threatened material litigation, pending or threatened material regulatory or governmental action, pending material change in the business, prospects, condition (financial or other) or properties of the Company. The foregoing list is for illustrative purposes only and is not meant to be exclusive.

            (c) The registration statement filed pursuant to this Section 6.2 may include other securities of the Company (i) which are held by persons who, by virtue of agreements with the Company, are entitled to include their securities in any such registration, (ii) which are held by officers and directors of the Company, or (iii) which are being offered for the account of the Company provided, however that the number of shares of the Holders' Registrable Securities to be included in such registration statement which is firmly underwritten shall not be reduced unless all other securities are first entirely excluded from the registration statement.

         6.3 Obligations of the Company. When required under this Section 6 to effect the registration of the Registrable Securities, the Company shall, as expeditiously as reasonably possible:

            (a) Prepare and file with the SEC a registration statement with respect to the Registrable Securities and use its best efforts to cause such registration statement to become effective, and keep such registration statement effective until the earlier of (i) the second anniversary of the date hereof or
(ii) until all such Registrable Securities have been sold are eligible to be sold pursuant to Rule 144; provided that if, during the period the registration statement is required to be kept effective, the Company delivers a certificate, as per Section 6.2(b), stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be kept effective during a specified period of time (the "Blackout Period"), then the Company shall not be obligated to keep such registration statement effective for a period of not more than thirty (30) days, and the Holders of the Registrable Securities covered by the Registration Statement shall not sell any of their Registrable Securities covered by the Registration Statement, during such Blackout Period. The Company shall not utilize this right more than once in any twelve (12) month period. After the termination of such Blackout Period, the Company shall file an amendment to such registration statement or a new registration statement with respect to the unsold portion of the Registrable Securities included in the original registration statement and shall keep such amendment or new registration statement effective until the earlier of; (i) the second anniversary of the date hereof, or (ii) until all such Registrable Securities have been sold or are eligible to be sold pursuant to Rule 144.

            (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

            (c) Furnish to the Holders whose Registrable Securities are covered by the Registration Statement such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

            (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders whose Registrable Securities are covered by the Registration Statement; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

            (e) Notify the Holders whose Registrable Securities are covered by the Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

            (f) Use its best efforts to furnish, at the request of the Holders whose Registrable Securities are covered by the Registration Statement, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 6, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders whose Registrable Securities are covered by the Registration Statement and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders whose Registrable Securities are covered by the Registration Statement.

         6.4 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 6 with respect to the Registrable Securities of the Holders whose Registrable Securities are covered by the Registration Statement that each of such Holders shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of such Holder's Registrable Securities.

         6.5 Expenses of Registration. All expenses incurred in connection with registrations, filings or qualifications pursuant to Section 6.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the Holders whose Registrable Securities are covered by the Registration Statement shall be borne by the Company.

         6.6 Delay of Registration. The Holders shall not have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 6.

         6.7 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 6:

            (a) To the extent permitted by law, the Company will indemnify and hold harmless the Holder whose Registrable Securities are covered by the Registration Statement, any underwriter (as defined in the Act) for such Holders and each person, if any, who controls such Holders or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act or the 1934 Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, or any rule or regulation promulgated under the Act or the 1934 Act; and the Company will pay to such Holders, and each such underwriter or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 6.7 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holders, or any such underwriter or controlling person.

            (b) To the extent permitted by law, each Holder whose Registrable Securities are covered by the Registration Statement will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, and any controlling person of any such underwriter, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, or the 1934 Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and such Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 6.7, in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 6.7 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder, which consent shall not be unreasonably withheld; provided that, in no event shall any indemnity under this Section 6.7 exceed the gross proceeds from the offering received by such Holder.

            (c) Promptly after receipt by an indemnified party under this
Section 6.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 6.7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6.7.

            (d) If the indemnification provided for in this Section 6.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

            (e) The obligations of the Company and Holders under this Section
6.7 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 6, and otherwise.

         6.8 Assignment of Registration Rights. The right to have the Company register Registrable Securities pursuant to this Section 6 may not be assigned; provided, however, that (i) any heir or the estate of an Investor which acquires the Registrable Securities from such Investor by will or intestate succession shall be entitled to have the Company register the Registrable Securities pursuant to this Section 6 (provided that such heirs or such estate shall have a single attorney in fact for the purpose of exercising any rights, receiving any notices or taking any action under this Section 6); (ii) any individual Investor may sell, assign or transfer Registrable Securities to his or her spouse or children or to a trust established for the benefit of his or her spouse, children or himself or herself, and such transferee shall be entitled to have the Company register the Registrable Securities pursuant to this Section 6; and
(iii) such right may be assigned by a Holder to a permitted transferee or assignee of such securities who, after such assignment or transfer, holds at least 20,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations) provided, (A) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (B) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provision of Sections 6.9 and 6.10 hereof; and (C) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

         6.9 "Lock-Up" Agreement. Each Investor hereby agrees that, for a period of sixty (60) days from the Initial Closing, it shall not, unless expressly agreed to in writing by the Company, directly or indirectly, sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) the Registrable Securities included in such registration. Notwithstanding the foregoing, Investors may engage in private resales of the registrable securities pursuant to Section 4(2) of the Act and Regulation D promulgated thereunder. The "Lock-Up" Agreement contained in this
Section 6.9 shall automatically
terminate upon the public announcement of any of the following: (i) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation but, excluding any merger effected exclusively for the purpose of changing the domicile of the Company); or (ii) a sale of all or substantially all of the assets of the Company; unless the shareholders of record as constituted immediately prior to such acquisition or sale will, immediately after such acquisition or sale (by virtue of securities issued as consideration for the Company's acquisition or sale or otherwise) hold at least 51% of the voting power of the surviving or acquiring entity.

         In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of the Investors (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

         6.10 "Market Stand-Off" Agreement. Each Holder hereby agrees that, during a reasonable period of duration specified by the Company and an underwriter of common stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent reasonably requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except common stock included in such registration. The Company shall, at the time of such offering promptly give each Holder written notice of such registration and upon the written request of each Holder, the Company shall cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered provided, however, that if the total amount of securities, including Registrable Securities, requested by Holders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the Holders according to the total amount of securities entitled to be included therein owned by each Holder or in such other proportions as shall mutually be agreed to by such selling Holders).

         7. Miscellaneous.

         7.1 Survival of Warranties. The warranties, representations and covenants of the Company and each Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors or the Company.

         7.2 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Common Stock sold hereunder). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         7.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York without regard to the principles of conflicts or choice of law.

         7.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         7.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         7.6 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof in the case of the Company and on Schedule 1 in the case of each Investor, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

         7.7 Finder's Fee. Each party represents that it neither is nor will be obligated for any finders' fee or commission in connection with this transaction. Each Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which such Investor or any of its officers, partners, employees, or representatives is responsible.

         The Company agrees to indemnify and hold harmless the Investors from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

         7.8 Expenses. The Company agrees to reimburse the Investors for their reasonable out-of-pocket legal fees and expenses, in an amount not to exceed $15,000 in the aggregate.

         7.9 Attorney's Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled. The Company shall pay all attorney's fees, costs and necessary disbursements incurred by the Investors, commencing the date hereof, in connection with the consummation of the transactions as contemplated by Section 1 hereof.

         7.10 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Common Stock sold hereunder. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding, each future holder of all such securities, and the Company.

         7.11 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         7.12 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

                [Remainder of this page intentionally left blank]

         IN WITNESS WHEREOF, the parties have executed this Common Stock Purchase Agreement as of the date first above written.


                                   FAXSAV INCORPORATED


                                   By:    /s/ Peter S. Macaluso
                                          --------------------------------------
                                   Name:  Peter S. Macaluso
                                          --------------------------------------
                                               (please print)

                                   Title:  Vice President and CFO
                                           -------------------------------------
                                   Address:         399 Thornhall Street
                                                    Edison, NJ 08837



                                   INVESTORS:

                                   East River Ventures, L.P.


                                   By:    /s/ Walter A. Carozza
                                          --------------------------------------
                                   Name:  Walter Carozza
                                          --------------------------------------
                                               (please print)

                                   Title: General Partner
                                          --------------------------------------


                                   Haussmann Holdings, N.V.


                                   By:    /s/ Neil Glass
                                          --------------------------------------
                                   Name:  Neil Glass
                                          --------------------------------------
                                               (please print)

                                   Title: Controller
                                          --------------------------------------

               [SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT]

                                   Watershed Cayman, Ltd.


                                   By:    /s/ Vincent Carrino
                                          --------------------------------------
                                   Name:  Vincent Carrino
                                          --------------------------------------
                                               (please print)

                                   Title: President, Brookhaven Capital
                                          Management LLC, Investment Advisor
                                          to Watershed (Cayman) Ltd.
                                          --------------------------------------

                                   Stanford B. School Trust


                                   By:    /s/ Harry A. Turner
                                          --------------------------------------
                                   Name:  Harry A. Turner
                                          --------------------------------------
                                               (please print)

                                   Title: Managing Director, Stanford
                                          Management Company
                                          --------------------------------------

                                   CMS Concentrated Equity Fund, L.P.
                                   By MSPS Feeders, Inc., General Partner

                                   By:    /s/ Marian Cohen
                                          --------------------------------------
                                   Name:  Marian Cohen
                                          --------------------------------------
                                               (please print)

                                   Title: Vice President
                                          --------------------------------------

                                   Piton Partners LP

                                   By:    /s/ Vincent Carrino
                                          --------------------------------------
                                   Name:  Vincent Carrino
                                          --------------------------------------
                                               (please print)

                                   Title: General Partner
                                          --------------------------------------
               [SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT]

                                   Whittier Ventures LLC


                                   By:    /s/ David A. Dahl
                                          --------------------------------------
                                   Name:  David A. Dahl
                                          --------------------------------------
                                               (please print)

                                   Title: President
                                          --------------------------------------

                                   Deem Trust


                                   By:    /s/ Robert H. Dahl
                                          --------------------------------------
                                   Name:  Robert H. Dahl
                                          --------------------------------------
                                               (please print)

                                   Title: Trustee
                                          --------------------------------------

                                   Harold Newman


                                   By:    /s/ Harold J. Newman
                                          --------------------------------------
                                   Name:  Harold J. Newman
                                          --------------------------------------
                                               (please print)

                                   Title:
                                          --------------------------------------

                                   Equities Holdings LLC


                                   By:    /s/ Montague H. Hackett, Jr.
                                          --------------------------------------
                                   Name:  Montague H. Hackett, Jr.
                                          --------------------------------------
                                               (please print)

                                   Title:
                                          --------------------------------------

               [SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT]

                                   Victory Ventures LLC


                                   By:    /s/ Walter A. Carozza
                                          --------------------------------------
                                   Name:  Walter A. Carozza
                                          --------------------------------------
                                               (please print)

                                   Title: Co-President
                                          --------------------------------------

                                   M3 Partners LLC


                                   By:    /s/ Walter A. Carozza
                                          --------------------------------------
                                   Name:  Walter A. Carozza
                                          --------------------------------------
                                               (please print)

                                   Title: Manager/Member
                                          --------------------------------------

                                   Stanley Rawn


                                   By:    /s/ Stanley R. Rawn, Jr.
                                          --------------------------------------
                                   Name:  Stanley R. Rawn, Jr.
                                          --------------------------------------
                                               (please print)

                                   Title:
                                          --------------------------------------

                                   Montague Hackett


                                   By:    /s/ Montague H. Hackett, Jr.
                                          --------------------------------------
                                   Name:  Montague H. Hackett, Jr.
                                          --------------------------------------
                                               (please print)

                                   Title: Co-Chairman, Victory Ventures LLC
                                          --------------------------------------


               [SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT]

                                   Herbert Friedman


                                   By:    /s/ Herbert M. Friedman
                                          --------------------------------------
                                   Name:  Herbert M. Friedman
                                          --------------------------------------
                                               (please print)

                                   Title:
                                          --------------------------------------

                                   Alicia Lindgren


                                   By:    /s/ Alicia B. Lindgren
                                          --------------------------------------
                                   Name:  Alicia B. Lindgren
                                          --------------------------------------
                                               (please print)

                                   Title:
                                          --------------------------------------











               [SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT]

                                   Schedule 1
                                   ----------


         List of Investors, addresses, number of shares being purchased and purchase price due from each Investor.


                                                 Number of
Investor                                          Shares               Purchase Price
--------                                          ------               --------------
First Closing:

Haussmann Holdings, N.V.                          107,142                 $374,997
3000 Sand Hill Road, Building 3
Suite 105
Menlo Park, CA  94025

Watershed Cayman, Ltd.                            350,000               $1,225,000
3000 Sand Hill Road, Building 3
Suite 105
Menlo Park, CA  94025

Stanford B School Trust                           150,000                 $525,000
3000 Sand Hill Road, Building 3
Suite 105
Menlo Park, CA  94025

CMS Concentrated Equity Fund, L.P.                150,000                 $525,000
3000 Sand Hill Road, Building 3
Suite 105
Menlo Park, CA  94025

Piton Partners LP                                 100,000                 $350,000
3000 Sand Hill Road, Building 3
Suite 105
Menlo Park, CA  94025

Whittier Ventures LLC                             150,000                 $525,000
1600 Huntington Drive
South Pasadena, CA  91030

                                                ---------               ----------

Subtotal                                        1,007,142               $3,524,997



 Second Closing:

 Deem Trust                                        10,000                  $35,000
 3580 Wilshire Blvd.
 Suite 1620
 Los Angeles, CA  90010

 Harold Newman                                     40,000                 $140,000
 Newberger and Berman
 605 Third Ave., 38th Floor
 New York, NY 10158

 Piton Partners LP                                 50,000                 $175,000
 3000 Sand Hill Road, Building 3
 Suite 105
 Menlo Park, CA  94025

 Watershed Cayman, Ltd.                           200,000                 $700,000
 3000 Sand Hill Road, Building 3
 Suite 105
 Menlo Park, CA  94025

 East River Ventures, L.P.                        285,714                 $999,999
 645 Madison Avenue, 22nd Floor
 New York, NY  10022

 Haussmann Holdings, Ltd.                         142,858                 $500,003
 3000 Sand Hill Road, Building 3
 Suite 105
 Menlo Park, CA  94025

                                                ---------               ----------

 Subtotal                                         728,572               $2,550,002



 Third Closing:

 Victory Ventures LLC                             171,428                 $599,998
 645 Madison Ave.
 New York, NY  10022

 Equities Holdings LLC                             21,429                  $75,001.50
 645 Madison Ave.
 New York, NY  10022

 M3 Partners LLC                                    8,572                  $30,002
 645 Madison Ave.
 New York, NY  10022

 Stanley Rawn                                       4,286                  $15,001
 645 Madison Ave.
 New York, NY  10022

 Montague Hackett                                   4,286                  $15,001
 645 Madison Ave.
 New York, NY 10022

 Herbert Friedman                                   2,143                   $7,500.50
 645 Madison Ave.
 New York, NY  10022

 Alicia Lindgren                                    2,142                   $7,497
 645 Madison Ave.
 New York, NY  10022

                                                ---------               ----------

 Subtotal                                         214,286                 $750,001




 Fourth Closing:

 Equities Holdings LLC                             50,000                 $175,000
 645 Madison Ave.
 New York, NY  10022

                                                ---------               ----------

 Subtotal                                          50,000                 $175,000

 Total                                          2,000,000               $7,000,000